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                                  FIFTH THIRD
                       Supplement dated August 13, 2001
   to the Advisor Share Prospectus, Institutional Share Prospectus, And the
          Statement of Additional Information, dated August 13, 2001

     This Supplement provides updated information regarding the Strategic Income Fund. Please keep this Supplement and read it together with the Prospectus.

     The consolidation of the Fifth Third/Maxus Income Fund with the Fifth Third Strategic Income Fund has been delayed and did not take place on August 13, 2001. As a result, shares of the Fifth Third Strategic Income Fund are not available for sale at this time and disclosure regarding this Fund should be disregarded.

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT WITH THE APPLICABLE PROSPECTUS OR THE STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE.